Exhibit 10.1

EXECUTION VERSION

AMENDMENT #1 TO

BOTOX® — CHINA LICENSE AGREEMENT

THIS AMENDMENT #1 TO BOTOX® — CHINA LICENSE AGREEMENT, including the exhibits and schedules referred to herein and attached hereto (collectively “Amendment #1”), dated March 9, 2010 (the “First Amendment Date”), is made and entered into by and between the following parties:

ALLERGAN, INC., a Delaware corporation having a place of business at 2525 Dupont Drive, Irvine, California 92612, United States of America, ALLERGAN SALES, LLC, a Delaware limited liability company having a place of business at 2525 Dupont Drive, Irvine, California 92612, United States of America, ALLERGAN PHARMACEUTICALS HOLDINGS (IRELAND) LTD., a non-resident Irish company with its registered office at Longphort House, Earlsfort Center, Lower Leeson Street, Dublin 2, Ireland (“APH”), ALLERGAN BOTOX LIMITED, a non-resident Irish company with its registered office at Castlebar Road, Westport, Co Mayo, Ireland, (“ABL”) and ALLERGAN PHARMACEUTICALS IRELAND, a company incorporated in the Cayman Islands with its principal place of business at Castlebar Road, Westport, Co Mayo, Ireland (“ALLERGAN IRELAND”). ALLERGAN, INC., ALLERGAN SALES, LLC, APH, ABL and ALLERGAN IRELAND are collectively referred to herein as “ALLERGAN.”

and

GLAXO GROUP LIMITED, a private limited company incorporated in England and Wales, having it’s registered office at Glaxo Welcome House, Berkeley Avenue, Greenford, Middlesex, England UB6 ONN, the United Kingdom (“GSK”).

RECITALS

A.        WHEREAS, ALLERGAN, INC., ALLERGAN SALES, LLC and GSK entered into that certain BOTOX® — CHINA LICENSE AGREEMENT dated September 30, 2005 (the “Agreement”); and

B.        WHEREAS, ALLERGAN wishes to reacquire and GSK is willing to relinquish certain rights granted by ALLERGAN to GSK under the Agreement, and the Parties wish to amend and update certain aspects of the Agreement, in each case in accordance with this Amendment #1.

NOW THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ALLERGAN and GSK agree as follows:

1.        In General.

All capitalized terms defined in the Agreement shall have the same meaning in this Amendment #1 as in the Agreement, unless otherwise expressly defined in this Amendment #1.

2.        Reacquisition of Rights.

In exchange for a one-time, non-refundable payment by ALLERGAN to GSK of *** Dollars (US$***) (the “Reacquisition Payment”), effective as of the Services Agreement Completion Date, ALLERGAN hereby reacquires from GSK and GSK hereby relinquishes the rights granted to GSK under the Agreement with respect to importing, offering for sale and selling the Product solely for the Cosmetic Indications in the Territory. ALLERGAN shall pay the Reacquisition Payment to GSK within five (5) business days after both the Services Agreement and the Transition Agreement (as defined in AMENDMENT #1 TO BOTOX® — JAPAN LICENSE AGREEMENT) have been executed and delivered by both Parties. The Reacquisition Payment will be made by wire transfer of U.S. dollars in immediately available funds to the bank account designated in writing by GSK.

3.        Amendment of Article 1 (DEFINITIONS). The Parties hereby agree to amend Article 1 (DEFINITIONS) of the Agreement as follows:

3.1      Section 1.3 is hereby amended and replaced in its entirety as follows:

  1.3      “ALLERGAN” means ALLERGAN, INC., a Delaware corporation, ALLERGAN SALES, LLC, a Delaware limited liability company, ALLERGAN PHARMACEUTICALS HOLDINGS (IRELAND) LTD., a non-resident Irish company, ALLERGAN BOTOX LIMITED, a non-resident Irish company and ALLERGAN PHARMACEUTICALS IRELAND, a company incorporated in the Cayman Islands.

3.2      Section 1.5 is hereby amended and replaced in its entirety as follows:

  1.5      “ALLERGAN Know-How” means any and all know how, information, data (including, without limitation, pre-clinical data, toxicology information and clinical trial data), documents, materials, and software (including, but not limited to, marketing information, technical information, regulatory information, clinical information, processes, procedures, methods, formulae, protocols, and techniques) relating to Product in the Field of Use (including, without limitation, Product Improvements and Enhancements) but not including ALLERGAN Manufacturing Information, which exists as of the Effective Date or during the Term and is Controlled by ALLERGAN or its Affiliates. For the avoidance of doubt, ALLERGAN Know-How will in no way include or be deemed to include any computer software or IT platforms under license from

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Third Parties and/or developed by or on behalf of ALLERGAN for ALLERGAN’s own use with respect to Product in the Field of Use.

3.3      Section 1.20 is hereby amended and replaced in its entirety as follows:

  1.20    “Cosmetic Indication” or “Cosmetic Indications” means (a) the treatment, minimization, and/or eradication of, or the appearance of, glabellar lines, crow’s feet, or any lines or wrinkles on the face and (b) all future aesthetic Indications that ALLERGAN chooses to develop in the Territory including ***. For clarity, “Cosmetic Indications” does not include (x) any of the Current Indications, or (y) any of the Future Indications.

3.4      Section 1.21 is hereby amended and replaced in its entirety as follows:

  1.21    “Current Indications” means (a) those therapeutic Indications for which ALLERGAN or any of its Affiliates, as of the Effective Date, had received Regulatory Approval in the Territory to use Product for the treatment, prevention or palliation of such Indications, which Indications include blepharospasm (benign essential blepharospasm and essential blepharospasm), facial spasm, and associated focal dystonias, and (b) those therapeutic Indications for which GSK and its Affiliates, as of the First Amendment Date, have received Regulatory Approval in the Territory to use Product for the treatment, prevention or palliation of such Indications, specifically blepharospasm (benign essential blepharospasm and essential blepharospasm) and facial spasm. For clarity, “Current Indications” does not include glabellar lines within the Regulatory Approval Applications and Regulatory Approvals.

3.5      Section 1.24 is hereby amended and replaced in its entirety as follows:

  1.24    “Field of Use” means any and all uses of Product for the Current Indications and Future Indications. For clarity, the “Field of Use” does not include any uses of Product for Cosmetic Indications.

3.6      Section 1.26 is hereby amended and replaced in its entirety as follows:

  1.26    “Future Indications” means all treatment, prevention or palliation of Indications other than Cosmetic Indications and Current Indications. For clarity, “Future Indications” includes future therapeutic Indications that GSK or its Affiliate chooses to develop and commercialize in the Territory, including but not limited to the treatment, prevention or palliation of the following: ***. For further clarity, “Future Indications” does not include any future aesthetic Indications that ALLERGAN chooses to develop in the Territory, as further described in the definition of Cosmetic Indication.

3.7      Section 1.56 is hereby amended and replaced in its entirety as follows:

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

  1.56    “Territory” means the People’s Republic of China. For the avoidance of doubt and purpose of this Agreement, Territory will not include Taiwan, Hong Kong, and Macau.

3.8      A new Section 1.60 is hereby added to the Agreement as follows:

  1.60    “ALLERGAN IRELAND” means ALLERGAN PHARMACEUTICALS IRELAND.

3.9      A new Section 1.61 is hereby added to the Agreement as follows:

  1.61    “API” means active pharmaceutical ingredient.

3.10    A new Section 1.62 is hereby added to the Agreement as follows:

  1.62    “Best Efforts” means taking, in good faith, all reasonable steps to achieve the specified objective, or to carry out a process to its logical conclusion, within a reasonable period of time. Best Efforts includes taking those actions known to be usual, necessary and proper for achieving the intended outcome.

3.11    A new Section 1.63 is hereby added to the Agreement as follows:

  1.63    “CMC” means chemistry, manufacturing and controls.

3.12    A new Section 1.64 is hereby added to the Agreement as follows:

  1.64    “First Amendment Date” has the meaning given such term in the preamble of AMENDMENT #1 TO BOTOX® — CHINA LICENSE AGREEMENT.

3.13    A new Section 1.65 is hereby added to the Agreement as follows:

  1.65    “GSK Know-How” means any and all know how, information, data (including, without limitation, pre-clinical data, toxicology information and clinical trial data), documents, materials, and software (including, but not limited to, marketing information, technical information, regulatory information, clinical information, processes, procedures, methods, formulae, protocols, and techniques) relating to Product for the Cosmetic Indications (including, without limitation, Product Improvements and Enhancements), which exists as of the First Amendment Date or during the Term and is Controlled by GSK or its Affiliates. For the avoidance of doubt, GSK Know-How will in no way include or be deemed to include any computer software or IT platforms under license from Third Parties and/or developed by or on behalf of GSK for GSK’s own use with respect to Product for the Cosmetic Indications.

3.14    A new Section 1.66 is hereby added to the Agreement as follows:

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

  1.66    “Reacquisition Payment” will have the meaning set forth in Section 2 of AMENDMENT #1 TO BOTOX® — CHINA LICENSE AGREEMENT.

3.15    A new Section 1.67 is hereby added to the Agreement as follows:

  1.67    “Reacquisition Transition Period” means the period starting on the First Amendment Date and ending on the Services Agreement Completion Date.

3.16    A new Section 1.68 is hereby added to the Agreement as follows:

  1.68    “Services Agreement” will have the meaning set forth in Section 4.3.

3.17    A new Section 1.69 is hereby added to the Agreement as follows:

  1.69    “Services Agreement Completion Date” means the date that both the Services Agreement and the Transition Agreement (as defined in AMENDMENT #1 TO BOTOX® — JAPAN LICENSE AGREEMENT) have been executed and delivered by all parties to such agreements.

3.18    A new Section 1.70 is hereby added to the Agreement as follows:

  1.70    ***.

3.19    A new Section 1.71 is hereby added to the Agreement as follows:

  1.71    “*** Cosmetic Inventory” will have the meaning set forth in Section 3.9.

3.20    A new Section 1.72 is hereby added to the Agreement as follows:

  1.72    “Therapeutic Indications” means the Current Indications and the Future Indications.

4.        Amendment of Article 2 (LICENSES). The Parties hereby agree to amend Article 2 (LICENSES) of the Agreement as follows:

4.1      Section 2.1.3 is hereby amended and replaced in its entirety as follows:

  2.1.3   Subject to the terms and conditions of this Agreement, GSK hereby grants to ALLERGAN and its Affiliates (i) a royalty-free, worldwide, non-exclusive, perpetual (subject to Section 9.4.2) license, including a right to grant sublicense rights, but not to assign except as provided in Section 11.3, under the GSK Patent Rights to make, have made, use, sell, offer for sale, and import

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Product in the Field of Use and for the Cosmetic Indications and (ii) a royalty-free, non-exclusive, perpetual (subject to Section 9.4.2) license, including a right to grant sublicense rights, but not to assign except as provided in Section 11.3, under the GSK Know-How and the Regulatory Approvals and Regulatory Approval Applications for the Product to make, have made, use, sell, offer for sale, and import Product in the Field of Use and for the Cosmetic Indications in the Territory. For purposes of clarification, the license granted by GSK to ALLERGAN pursuant to this Section 2.1.3 will include the right to develop, promote, commercialize, market, and distribute Product in the Field of Use and for the Cosmetic Indications. GSK acknowledges and agrees that the licenses granted to ALLERGAN under this Section 2.1.3 include:

    (a)        The right of ALLERGAN to conduct human clinical trials and submit clinical data packages to Regulatory Authorities for Product for the Cosmetic Indications in the Territory;

    (b)        Access by ALLERGAN to any data developed by GSK that is useful for ALLERGAN to develop Product for the Cosmetic Indications in the Territory or for use, sale, offering for sale and import in the Territory; and

    (c)        Rights to other ancillary clinical development information Controlled by GSK or its Affiliates that is useful to ALLERGAN in using, selling, offering for sale and importing Product for the Cosmetic Indications in the Territory.

4.2      Section 2.1.4 is hereby amended and replaced in its entirety as follows:

  2.1.4   ALLERGAN acknowledges and agrees that the licenses granted to GSK under Section 2.1.1 includes without limitation:

    (a)        The right of GSK to conduct human clinical trials and submit clinical data packages to Regulatory Authorities for Product in the Field of Use in the Territory;

    (b)        The right of GSK to hold and maintain all Regulatory Approvals for Product in the Field of Use and the Cosmetic Indication in the Territory, other than Regulatory Approvals for the manufacture of the Product (which shall at all times be held by the Manufacturer), provided that upon written notice from ALLERGAN, ALLERGAN shall have the right to take on direct regulatory responsibility and to hold and maintain Regulatory Approvals for Product for the Cosmetic Indication to the extent permitted by Applicable Laws and at ALLERGAN’s sole expense;

    (c)        The right of GSK to manage all communications with Regulatory Authorities relating to Product, ***; and provided, further that any

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

communications with Regulatory Authorities relating to a drug master file (DMF), if a DMF is implemented, will be managed by ALLERGAN after good faith consultation with GSK unless the Parties agree in writing that any such communications will be managed by GSK; and provided further that if the cost for GSK’s interactions and communications with Regulatory Authorities due to Cosmetic Indications sales increase significantly, GSK and ALLERGAN shall discuss and review such communication and interactions arrangements with respect to Cosmetic Indications in good faith;

  (d)      Access by GSK to any data developed by ALLERGAN that is useful for GSK to develop Product in the Field of Use for use, sale, offering for sale and import in the Territory; and

  (e)      Rights to other ancillary clinical development information Controlled by ALLERGAN or its Affiliates that is useful to GSK in using, selling, offering for sale and importing Product in the Field of Use in the Territory.

4.3      Section 2.2.1 is hereby amended and replaced in its entirety as follows:

  2.2.1   ALLERGAN Product Trademarks. ALLERGAN hereby grants to GSK a co-exclusive (with ALLERGAN and its Affiliates) license, including a right to grant sublicense rights as further described in Section 2.4, but not to assign except as provided in Section 11.3, to use ALLERGAN Product Trademarks solely in connection with the use, sale, offering for sale, and import of Product in the Field of Use in the Territory. All representations of ALLERGAN Product Trademarks that GSK intends to use if not previously approved by ALLERGAN as provided in this Section 2.2.1, will first be submitted to ALLERGAN for approval, such approval not to be unreasonably withheld. ALLERGAN will have thirty (30) calendar days to review the representation of the ALLERGAN Product Trademarks. If ALLERGAN does not provide written notice of its approval or disapproval (together with its reasons for such disapproval) within such thirty (30) calendar day period, ALLERGAN will be deemed to have approved such representation. For the avoidance of doubt, GSK may not use the ALLERGAN Product Trademarks that pertain solely to the Cosmetic Indications (such as BOTOX COSMETICS, BOTOX VISTA and BOTOX REJU) other than on behalf of ALLERGAN in connection with the offering for sale and sale of Product for the Cosmetic Indications.

4.4      Section 2.4.2 is hereby amended and replaced in its entirety as follows:

  2.4.2   Except as expressly provided in this Agreement, GSK and its Affiliates have and will retain sole and exclusive Control of the GSK Patent Rights, GSK Know-How and GSK Housemarks. Except as expressly provided in this Agreement, no right, title, or interest is granted by GSK to ALLERGAN in, to, or under the GSK Patent Rights, GSK Know-How and/or GSK Housemarks,

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

and, except as expressly provided herein, ALLERGAN will have no right to assign to any Third Party any right or interest received under the GSK Patent Rights, GSK Know-How or GSK Housemarks under the terms of this Agreement.

5.        Amendment of Article 3 (PAYMENTS). The Parties hereby agree that Article 3 (PAYMENTS) of the Agreement will be amended as follows:

5.1      A new Section 3.9 is hereby added to the Agreement as follows:

  3.9      Transfer of Net Economic Benefits. The following shall apply during the Reacquisition Transition Period:

    3.9.1    On the First Amendment Date, the inventory of Product on hand with ***, under drug inspection testing and in-transit to GSK/*** will be notionally split between inventory for the Therapeutic Indications and inventory for the Cosmetic Indications (“*** Cosmetic Inventory”) based on ***, or otherwise mutually agreed by both ALLERGAN and GSK on the First Amendment Date provided that each such Unit of Product for the Cosmetic Indication has an expiration date not earlier than *** after the First Amendment Date and meets such other quality criteria of ALLERGAN. ALLERGAN IRELAND will issue a credit note to GSK for the value of the *** Cosmetic Inventory at ***. ALLERGAN IRELAND will issue a debit note to GSK for the value of the *** Cosmetic Inventory at ***. If the inventory of Product on hand with ***. Terms of payment by ALLERGAN IRELAND and GSK for this one-time economic benefits transfer of the *** Cosmetic Inventory will be thirty (30) calendar days from the date of issuance of the credit note and debit note by ALLERGAN IRELAND.

    3.9.2    During the Reacquisition Transition Period, any Product shipped from ALLERGAN IRELAND to GSK/*** will be split between inventory for the Therapeutic Indications and inventory for the Cosmetic Indications (“Reacquisition Transition Period Cosmetic Inventory”) using the same principle of splitting inventory of Product on hand with ***, under drug inspection testing and in-transit to GSK/*** on the First Amendment Date. ALLERGAN IRELAND shall invoice GSK for the Reacquisition Transition Period Cosmetic Inventory at *** and GSK shall then invoice *** for that inventory at ***. If such inventory subsequently ***. A monthly true-up/reconciliation of in-market sales and inventories will be performed jointly by ALLERGAN and GSK with the importer/distributor. The inventory invoiced by ALLERGAN IRELAND to GSK for Reacquisition Transition Period Cosmetic Inventory together with *** Cosmetic Inventory will be deemed to be ALLERGAN initial opening stock in the monthly inventory reconciliation.

    3.9.3    Within thirty (30) days after the end of each month, GSK will invoice ALLERGAN IRELAND for expenses of Product for the Cosmetic

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Indications in the Territory made by GSK or its importer/distributor during the Reacquisition Transition Period. Expenses must be within the limitations of a budget agreed by the Parties on or prior to the First Amendment Date or, if over the limitations of such budget, as pre-approved by ALLERGAN IRELAND. Terms of payment by ALLERGAN IRELAND will be thirty (30) calendar days from the date of issuance of invoice by GSK.

    3.9.4    GSK will not owe ALLERGAN any royalties on the *** Cosmetic Inventory and the Reacquisition Transition Period Cosmetic Inventory.

    3.9.5    Sections 3.5 (Late Payment Interest), 3.6 (Taxes), 3.7 (Records and Reports), and 3.8 (Audit Rights) shall also apply to this Section 3.9, with respect to the calculation of the economic benefits of the *** Cosmetic Inventory and Reacquisition Transition Period Cosmetic Inventory, and the expenses of Product for the Cosmetic Indications.

6.        Amendment of Article 4 (HANDOVER ACTIVITIES). The Parties hereby agree that Article 4 (HANDOVER ACTIVITIES) of the Agreement will be amended as follows:

6.1      A new Section 4.3 is hereby added to the Agreement as follows:

  4.3      Services Agreement. Promptly after the First Amendment Date, the Parties or their respective Affiliates in the Territory will at each Party’s sole cost and expense participate in good faith negotiations for an agreement which will set forth, among other things, the rights and responsibilities of ALLERGAN and GSK with respect to transitioning the rights to import, offer for sale and sell Product for the Cosmetic Indications in the Territory to ALLERGAN and certain services to be provided by GSK to ALLERGAN (the “Services Agreement”). The Parties will use their Best Efforts to reach agreement on the Services Agreement in good faith and to both Parties’ reasonable satisfaction not later than sixty (60) calendar days after the First Amendment Date and will include, among other things, the principles set forth on Exhibit J.

6.2      A new Section 4.4 is hereby added to the Agreement as follows:

  4.4      Disclosure of GSK Know-How; Transfer of Materials. Within thirty (30) calendar days after the First Amendment Date, GSK or its Affiliate will at its or their sole cost and expense disclose the GSK Know-How to ALLERGAN and will provide to ALLERGAN all documents that recite, are directed to, or concern GSK Know-How. Notwithstanding anything to the contrary contained in this Article 4, GSK will thereafter during the Term promptly disclose to ALLERGAN any GSK Know-How that comes into GSK’s possession and will provide to ALLERGAN all documents that are directed to such GSK Know-How.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

6.3      A new Section 4.5 is hereby added to the Agreement as follows:

  4.5      Transition. Each Party will appoint a transition team leader for the Territory to coordinate the transition of the rights to import, offer for sale and sell the Cosmetic Indications in the Territory from GSK to ALLERGAN, including transfer of the GSK Know-How related to the Cosmetic Indications, during the Reacquisition Transition Period. The transition activities will include, among others, the following:

    4.5.1   Within thirty (30) days after the First Amendment Date, GSK will provide ALLERGAN with copies of documents related to all Regulatory Approvals and Regulatory Approval Applications, governmental licenses, post approval commitments, adverse events reporting, and other similar documents, if applicable, with respect to Cosmetic Indications in the Territory.

    4.5.2   Within thirty (30) days after the First Amendment Date, GSK shall provide ALLERGAN with GSK’s standard operating procedures/processes (“SOP”) with respect to quality assurance, product testing, post-market surveillance, pharmacovigilence, promotion, storage, distribution and disposal of the Product in the Cosmetic Indications in the Territory.

    4.5.3   During the Reacquisition Transition Period, in accordance with ALLERGAN’s instructions, GSK will, and will use Commercially Reasonable Efforts to cause its Affiliates, sublicensees, employees, and agents to, continue to develop and sell Product for the Cosmetic Indications in the Territory, and conduct business in relation to the Product for the Cosmetic Indications in the Territory in the ordinary course of business and in accordance with all Applicable Law, including, without limitation, (a) preserving intact the market for Product for the Cosmetic Indications in the Territory and the goodwill associated with Product, (b) continuing to maintain its (or their) relationships with distributors, customers and others having material business relationships with it (or them) related to Product in the Territory, (c) continuing to distribute Product in accordance with past practice, and (d) take all reasonable steps to retain the services of employees of GSK (or its Affiliate) to assist in the transition activities. However, GSK will re-forecast the Product requirements for the Therapeutic Indications and will adjust future orders only to reflect the demand for the Therapeutic Indications. ALLERGAN will forecast and order the inventory required to meet the demand for the Cosmetic Indications. Each Party shall pay the other any applicable Transition Sales Fee as provided in Section 3.9.

    4.5.4   GSK shall complete the preparation and submission, and use Commercially Reasonable Efforts to obtain as soon as possible, Regulatory Approval for ***. The *** will be *** for Cosmetic Indications.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

    4.5.5    GSK will, if so requested by ALLERGAN, use Commercially Reasonable Efforts to transfer and assign to ALLERGAN all information and agreements exclusively relating to the Product for the Cosmetic Indications in the Territory. The Parties will review all contracts that relate solely to Product for the Cosmetic Indications in the Territory, or that relate to both to Product for the Cosmetic Indications and the Therapeutic Indications (but not those contracts that relate solely to Product for the Therapeutic Indications), to determine in good faith which contracts, if any, should be assigned in whole or in part by GSK to ALLERGAN or its Affiliates.

6.4      A new Section 4.6 is hereby added to the Agreement as follows:

  4.6      CI Consultations. During the period commencing on the First Amendment Date and continuing for a period of sixty (60) calendar days, or until the Service Agreement Completion Date, whichever is later, GSK, on ALLERGAN’s or ALLERGAN’s Affiliate’s reasonable request, at mutually agreeable times and places and at GSK’s sole expense, will provide a reasonable amount of consulting services regarding specific issues in connection with development and commercialization of Product for the Cosmetic Indication in the Territory (“CI Consultations”). For clarity, CI Consultations will not include any efforts or activities conducted by employees and/or agents of GSK in connection with the transfer of GSK Know-How and materials otherwise required pursuant to Article 4, or in connection with GSK’s participation in the TJDC and TJCC as provided in Article 5 of the Agreement.

7.        Amendment of Article 5 (PRODUCT DEVELOPMENT AND COMMERCIALIZATION). The Parties hereby agree that Article 5 (PRODUCT DEVELOPMENT AND COMMERCIALIZATION) of the Agreement is hereby amended as follows:

7.1      Section 5.1 is hereby amended and replaced in its entirety as follows:

  5.1      In General. GSK, at GSK’s sole expense (subject to ALLERGAN’s obligations as set forth in Article 4), will use Commercially Reasonable Efforts to commercialize Product in the Field of Use in the Territory, subject to Section 5.1.2 and as provided in Section 5.5. Additionally, subject to Section 5.1.2 and as provided in Section 5.3, GSK will develop Product for *** Future Indication. Notwithstanding the above, ALLERGAN covenants and agrees that it will cause the Manufacturer to supply Product for such development and commercialization activities (under the terms of the Supply Agreement) and, at GSK’s request and at GSK’s expense, subject to ALLERGAN’s obligations as set forth in Article 4, cooperate with GSK and to provide assistance as reasonably necessary in connection with any such development and commercialization activities in the Field of Use in the Territory.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

7.2      Section 5.1.3 is hereby amended and replaced in its entirety as follows:

    5.1.3    For the purpose of obtaining pricing approval for the Product, GSK will use Commercially Reasonable Efforts to position the Product with Regulatory Authorities as a premium positioned product in the Territory during the Term, including, without limitation, reformatting and resubmitting to the Regulatory Authority the pricing dossier for Product and trying to obtain initial feedback from the Regulatory Authority on the likelihood of obtaining approval for the price requested for Product in the Territory. Subject to applicable competition law in the Territory, the Parties shall meet from time to time as requested by either Party to reach a consensus on the strategy regarding pricing approval for the Product in the Territory.

7.3      Section 5.2.1(d) is hereby amended and replaced in its entirety as follows:

    (d)       Acting as a forum for the Parties to exchange information concerning the development and routine regulatory maintenance of Product in the Territory, including material communications and correspondence to and from Regulatory Authorities;

7.4      Section 5.2.6 is hereby amended and replaced in its entirety as follows:

    5.2.6    Decisions regarding Product portfolio management, clinical development and other related matters shall be made as follows:

       (a)      All decisions related to Product portfolio management and routine regulatory maintenance in the Field of Use in the Territory, initiation, conduct and termination of clinical trials for Product in the Field of Use in the Territory, subject to Section 5.2.8, budgeting for all such development and regulatory activities, selection of Indications for which Product in the Field of Use in the Territory may be developed, strategy regarding pricing approval for the Product in the Field of Use in the Territory (subject to applicable competition law in the Territory), and any decisions related to other aspects of clinical development or Regulatory Approval not specified in the foregoing regarding Product in the Field of Use in the Territory, will be made by majority vote of the TJDC, which decision will be final and binding on the Parties.

       (b)      All decisions related to other aspects of clinical development or Regulatory Approval regarding Product in the Field of Use not specified in this Section 5.2.6 will be made by unanimous vote of the TJDC, which decision will be final and binding on the Parties. If the TJDC cannot reach unanimous agreement, any disputes will be submitted for resolution to a senior clinical development executive of each Party, or his/her designee, for the Territory. If the senior clinical development executives of each Party, or their respective designees, for the Territory cannot resolve such any disputes within thirty (30) calendar days after the first (1st) interaction (whether in writing, via

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

telephone or in person) between the senior clinical development executives of each Party or their respective designees, such dispute will be decided by GSK, which decision of GSK will be final and binding on the Parties.

       (c)      All decisions related to portfolio management for the Product for the Cosmetic Indication in the Territory, regulatory maintenance of Product for the Cosmetic Indication in the Territory, initiation, conduct and termination of clinical trials for Product for the Cosmetic Indication in the Territory, budgeting for all such development and regulatory activities, selection of Indications for which Product for the Cosmetic Indication in the Territory may be developed and any decisions related to other aspects of clinical development or Regulatory Approval not specified in the foregoing regarding Product for the Cosmetic Indication in the Territory, will be made by ALLERGAN after good faith consultation with GSK. For the avoidance of doubt, ALLERGAN will be responsible for deciding what Cosmetic Indications to pursue, including preparing and participating in the submission for regulatory variations, new Indications, line extensions, and for the conduct of post approval commitments with respect to Cosmetic Indications. GSK will perform all work reasonably requested by ALLERGAN with respect to the foregoing matters for the Cosmetic Indications, at ALLERGAN’s written request and expense; provided however, that if the activity covers both Cosmetic Indications and Therapeutic Indications, the costs will be shared by the Parties in the ratio of gross sales between the Cosmetic Indications and Therapeutic Indications. GSK will perform all such work at reasonable market rates, comparable to the rates that would be charged by contract research organizations for similar work (where applicable). GSK will work diligently and use Commercially Reasonable Efforts to complete all such work reasonably requested by ALLERGAN.

7.5      Section 5.2.7 is hereby amended and replaced in its entirety as follows:

  5.2.7      Decisions related to whether a new Indication should be deemed to be an aesthetic Indication, and therefore a Cosmetic Indication, or a therapeutic Indication, and therefore added to the Field of Use will be made by the agreement of the President, Asia Pacific, Allergan Inc., for ALLERGAN and the President of Emerging Markets, GSK, for GSK, (collectively, the “Region Presidents”) which decision will be final and binding on the Parties. If the Region Presidents cannot reach agreement, either Party may send a written notice to other (an “Escalation Notice”) for resolution of the issue by the Chief Executive Officer of GSK, or his/her designee, for GSK, and the Chief Executive Officer of Allergan, Inc., or his/her designee, for GSK (collectively, the “Senior Executives”). If the Senior Executives cannot resolve such issue within thirty (30) calendar days from the date of the Escalation Notice, either Party may submit the matter to binding arbitration. The arbitration shall be conducted by the American Arbitration Association in New York City, New York, or such other location as mutually

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

agreed by the Parties, with each Party submitting a brief supporting its position in writing and each side having an equal right to present its case orally to the arbitrator, and with each side having an equal rebuttal period, such oral arguments and rebuttal not to exceed one (1) day in total. The arbitrator shall choose one case or the other based on the written and oral arguments, which decision shall be final and binding on the Parties.

7.6      Section 5.2.8 is hereby amended and replaced in its entirety as follows:

  5.2.8    Notwithstanding any other provision of this Agreement, any development plan or clinical trial ***. GSK or its Affiliate will provide ALLERGAN with written notice prior to proceeding with any matter set forth in this Section 5.2.8, and within thirty (30) calendar days of receipt of such written notice from GSK or its Affiliate, ALLERGAN will provide written notice to GSK or its Affiliate of whether ALLERGAN consents to GSK or its Affiliate progressing with such matter. If ALLERGAN does not refuse consent, or does not provide any response to GSK or its Affiliate, in each case within such thirty (30) calendar day period, ALLERGAN will be deemed to have consented to GSK or its Affiliate proceeding with the matter as presented in GSK’s or its Affiliate’s written notice to ALLERGAN.

7.7      Section 5.3.1 is hereby amended and replaced in its entirety as follows:

  5.3.1    Cosmetic Indications. Subject to Sections 5.1.2 and 5.2.8, from the Effective Date through the First Amendment Date, GSK will use Commercially Reasonable Efforts to initiate and complete development and regulatory activities that are reasonably required to obtain Regulatory Approval for Product for *** Cosmetic Indication for the Product in the Territory. Except to the extent ALLERGAN’s cooperation is required in order to comply with regulatory requirements in the Territory, and subject to the Manufacture (as defined in the Supply Agreement) by the Manufacturer of Product for use in such development activities in accordance with the terms and conditions of the Supply Agreement, full responsibility for any activities to obtain Regulatory Approvals of Cosmetic Indications for Product in the Territory from the Effective Date through the First Amendment Date will be the sole responsibility of GSK. After the First Amendment Date, responsibility for any activities to obtain Regulatory Approvals of Cosmetic Indications for Product in the Territory shall be as provided in Section 5.2.6, 5.2.7 and 5.2.8.

7.8      Section 5.5 is hereby amended and replaced in its entirety as follows:

  5.5    Commercialization Responsibilities of GSK. Subject to Section 5.1.2, GSK, at GSK’s sole expense, will use Commercially Reasonable Efforts to commercialize Product for *** Future Indication in the Territory as directed by the TJCC.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

7.9      Section 5.7 is hereby amended and replaced in its entirety as follows:

  5.7      Adverse Event and Serious Adverse Event Reporting. Adverse event and other pharmacovigilance information will be exchanged between the Parties and reporting will be coordinated in such a manner as to ensure that their respective regulatory obligations are met. GSK will be have primary responsibility for and will comply with all applicable medical event reporting requirements for the Product in the Territory and any countries in the Other Territories. ALLERGAN will solely be responsible for and will comply with all applicable medical event reporting requirements for all countries outside the Territory and the Other Territories where the Product is being marketed, under investigation, or pending registration, and will provide adverse event information to GSK in accordance with the Pharmacovigilance Agreement. Both Parties will agree in a separate Pharmacovigilance Agreement on the detailed procedures including timeframes and formats of adverse event information exchange specific to clinical trial and spontaneous serious adverse events and non-serious adverse events and other regulatory safety information. The drug safety groups for both Parties will have standard operating procedures outlined in the Pharmacovigilance Agreement relating to the receipt, processing, evaluation, and reporting of all adverse events. Mechanisms for training and assessing compliance with these procedures will also be identified in the Pharmacovigilance Agreement. The Parties will negotiate and execute an amendment to the Pharmacovigilance Agreement, which will include the revised core principles set forth on Exhibit G as well as such other terms and conditions agreed to by the Parties, within sixty (60) calendar days after the First Amendment Date. GSK will be responsible for submitting all required pharmacovigilance information to Regulatory Authorities in the Territory. ALLERGAN will have access to such information provided by GSK and will be free to use such information outside the Territory and Other Territories for any purpose in connection with the sale of Product. GSK will provide reports to ALLERGAN regarding all such pharmacovigilance information in the development reports provided to ALLERGAN pursuant to Section 5.10.1.

7.10    A new Section 5.11 is hereby added to the Agreement as follows:

  5.11    Regulatory Filings. GSK will inform and provide copies of documentation to ALLERGAN of any regulatory variations, new indications, and line extensions for Product that GSK desires to pursue with the Regulatory Authority. GSK will make such filings only after good faith consultation with ALLERGAN, if made with respect to the Field of Use or with the prior approval of ALLERGAN, if made with respect to the Cosmetic Indications, CMC or API.

7.11    A new Section 5.12 is hereby added to the Agreement as follows:

  5.12    Regulatory Expenses. Except as otherwise expressly provided in this Agreement, (i) each Party will be responsible for the Territory-specific cost of

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

development, clinical trials, Regulatory Approval Applications, changes to any Regulatory Approvals and ongoing clinical trials, development and post market surveillance required by the Regulatory Authorities relating exclusively to the Indications to which such Party has rights under this Agreement and (ii) the Parties will *** associated with changes to API or CMC for the Product ***. Each Party will be responsible for the costs associated with any Regulatory Approvals and clinical trials, development, and post market surveillance for the Product required by the Regulatory Authorities relating for the Indications they are responsible for that may result from such API or CMC changes to the Product.

7.12    A new Section 5.13 is hereby added to the Agreement as follows:

  5.13    Importer / Distributor. After the Reacquisition Transition Period and until modified in accordance with this Section 5.13, ALLERGAN IRELAND will sell Product for the Cosmetic Indication in the Territory to GSK and GSK will sell all such Product exclusively to ***. On or before the First Amendment Date, GSK will provide ALLERGAN with a true and complete English version of any agreements between GSK and *** with respect to the Product. ***. ALLERGAN shall have the right to review any proposed amendment to the distribution agreement with *** and the right to consent to any termination or changes to the terms and conditions of the agreement that in any way relate to the Product for the Cosmetic Indications. GSK will represent ALLERGAN’s interests in good faith when interacting with *** with respect to the Product for the Cosmetic Indications, as provided in the Services Agreement. To the extent permitted under any agreement with ***, ALLERGAN or its Affiliates may at any time change to a more direct distribution model for the Product in the Cosmetic Indications in the Territory, subject to compliance with all Applicable Laws. Such direct distribution models could include, without limitation: (i) the right to directly invoice the importer, (ii) the right to enter into an import / distribution agreement with *** or its successor, (iii) the right to appoint another importer, or (iv) the right to directly import and distribute the product on its own behalf.

7.13    A new Section 5.14 is hereby added to the Agreement as follows:

  5.14    Commercialization Activities by ALLERGAN. For the avoidance of doubt, ALLERGAN will have unrestricted rights to engage in sales and marketing activities to commercialize Product for the Cosmetic Indication in the Territory, provided however that all activities comply with Applicable Law. This will include without limitation, the following

■	Launch events

■	Advisory Boards

■	PR activities

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

■	Injector training

■	Purchase contracts with ***

■	Pricing, discounts, bulk purchase incentives to ***

■	Phase 4 Medical Support

■	Business development programs

■	Promotional materials including detail aids, posters, patient leaflets, questionnaires and any other form of legally acceptable promotional material

■	Branded and unbranded *** materials

■	Branded and unbranded patient materials

■	Foreign speaker tours

■	Employ a sales force to call on customers to promote BOTOX for the approved Cosmetic Indication

■	Training programs for sales team

■	Engage in legally acceptable consumer awareness programs

■	Coordinate sub-distributor activities jointly with GSK

8.        Amendment of Article 7 (REPRESENTATIONS, WARRANTIES, AND COVENANTS). The Parties hereby agree that Article 7 (REPRESENTATIONS, WARRANTIES AND COVENANTS) of the Agreement is hereby amended as follows:

8.1      Section 7.2.1 is hereby amended and replaced in its entirety as follows:

  7.2.1    Neither ALLERGAN nor its Affiliates will grant, during the Term, any right, license, or interest in, to, or under the ALLERGAN Patent Rights, ALLERGAN Know-How, or ALLERGAN Trademarks in the Field of Use in the Territory that is inconsistent with the rights, licenses, and interests granted to GSK hereunder or ALLERGAN’s Control in such ALLERGAN Patent Rights, ALLERGAN Know-How or ALLERGAN Trademarks. In this regard, ALLERGAN will, within ninety (90) days after the Effective Date, terminate any and all existing agreements with Third Party distributors of Product in the Territory and, after the First Amendment Date, will not authorize any Third Party to distribute Product in the Field of Use in the Territory;

8.2      Section 7.2.3 is hereby amended and replaced in its entirety as follows:

  7.2.3    ALLERGAN will not, and will cause all of its Affiliates and sublicensees not to, either on its or their own or with any Third Party, conduct any development activities or conduct clinical trials relating to Product in the Field of

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Use, or seek Regulatory Approvals for Product in the Field of Use, in the Territory during the Term, except as provided in Section 4.1 or otherwise authorized by GSK in writing;

8.3      Section 7.2.4 is hereby amended and replaced in its entirety as follows:

      7.2.4    ALLERGAN will not, and will cause all of its Affiliates and sublicensees not to, either on its or their own or with any Third Party, use, sell, offer for sale or import Product in the Territory in the Field of Use during the Term, except as provided in Section 4.1 and with respect to ALLERGAN’s co-promotion activities during the Co-Promotion Term as provided in Section 2.6, or as otherwise authorized by GSK in writing;

8.4      A new Section 7.2.6 is hereby added to the Agreement as follows:

  7.2.6    ALLERGAN will take customary and reasonable steps, consistent with industry practice, to protect the confidentiality of the GSK Know-How.

8.5      A new Section 7.2.7 is hereby added to the Agreement as follows:

7.2.7   ALLERGAN will use Commercially Reasonable Efforts to ensure that all aspects of its regulatory, development and commercialization activities with respect to Product for the Cosmetic Indication in the Territory, including for example clinical trial design, pharmacovigilance, and clinical and regulatory management activities, will be conducted in accordance with Good Clinical Practice, Good Vigilance Practice, and Good Post-Marketing Study Practice and professional standards consistent with the standards utilized by ALLERGAN in ALLERGAN’s commercialization efforts for Product for the Cosmetic Indication in the Territory.

8.6      A new Section 7.3B is hereby added to the Agreement as follows:

  7.3B    Additional Representations and Warranties of GSK.    GSK represents and warrants that, as of the First Amendment Date:

     (a)        GSK has the right and authority to grant the licenses granted to ALLERGAN and its Affiliates pursuant to the terms and conditions set forth in this Agreement in the Territory;

     (b)        Neither GSK nor its Affiliates has granted any right, license, or interest in, to, or under the GSK Patent Rights or the GSK Know-How in the Territory that is inconsistent with the rights, licenses, and interests granted under the terms and conditions set forth in this Agreement;

     (c)        To the knowledge of GSK, the exercise of the GSK Patent Rights would not infringe the patent or other intellectual property rights of any Third Party in the Territory, and there has been no written notice of any claim or objection that the use of the GSK Patent Rights and the GSK Know-How

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

infringes, misappropriates, or otherwise violates or makes unauthorised use of, or has infringed, misappropriated, or otherwise violated or made unauthorised use of, the intellectual property or know-how rights of any Third Party in the Territory and there is no fact or circumstance which may give rise to any such claim or objection;

(d)        To the knowledge of GSK, the Regulatory Approval in the Territory for the Cosmetic Indications approved as of the First Amendment Date has been validly issued by the appropriate Regulatory Authority and is in full force and effect, GSK and its Affiliates and agents have been and are in material compliance with all regulatory requirements of all competent Regulatory Authorities in the Territory with respect to Product, and there are no material facts or circumstances that might be expected to cause any Regulatory Approval in the Territory to be revoked or not renewed;

(e)        To the knowledge of GSK, all information and data provided to ALLERGAN relating to the sales of the Products for the Cosmetic Indication in the Territory is accurate in all material respects and GSK and its distributors and agents have continued to conduct their business in relation to the Product in the Territory in the ordinary course and in accordance with Applicable Law since the date of the last such information and data;

(f)        To the knowledge of GSK, all Products sold by GSK in the Territory prior to the First Amendment Date were in material compliance with the registered Product specifications, and were promoted, marketed, and sold in accordance with all Applicable Law in the Territory; and

(g)        To the knowledge of GSK, there are no material legal proceedings or regulatory or governmental claims pending against GSK or its agents in the Territory in relation to the Product.

8.7      Section 7.4.3 is hereby amended and replaced in its entirety as follows:

7.4.3    GSK will not grant any right, license, or interest in, to, or under any GSK Patent Rights or GSK Know-How that are inconsistent with the rights, license, and interests granted under the terms and conditions set forth in this Agreement; and

8.8      A new Section 7.4.5 is hereby added to the Agreement as follows:

7.4.5    Upon the Services Agreement Completion Date and for the remainder of the Term, except as provided in Section 5.13 or unless authorized by ALLERGAN in writing, GSK will not, and will cause all of its Affiliates and sublicensees not to, either on its or their own or with any Third Party, use, sell, offer for sale, or import Product in the Territory for the Cosmetic Indications.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

9.        Amendment of Article 8 (INDEMNIFICATION AND INSURANCE).    The Parties agree that Article 8 (INDEMNIFICATION AND INSURANCE) shall be amended as follows:

8.1      Section 8.1 is hereby amended and replaced in its entirety as follows:

  8.1    Indemnification by ALLERGAN. ALLERGAN will indemnify, defend, and hold GSK and its Affiliates and their directors, officers, employees, and agents (each and collectively a “GSK Indemnitee”) harmless from and against any and all liabilities, damages, losses, costs and expenses, investigations, and reasonable attorneys’ fees incurred hereunder (each and collectively a “Liability”) resulting from or arising out of a claim, suit, or proceeding brought by a Third Party against a GSK Indemnitee arising out of or related to:

  8.1.1    the research, development, manufacture, promotion, sale, distribution, importation and/or use of Product in the Field of Use in the Territory prior to the Effective Date;

  8.1.2    the research, development, manufacture, promotion, sale, distribution, importation and/or use of Product in any country outside of the Territory and the Other Territories;

  8.1.3    any violation of Applicable Law by any ALLERGAN Indemnitee (as defined in Section 8.2) in performing ALLERGAN’s obligations under this Agreement;

  8.1.4    any material breach by any ALLERGAN Indemnitee of ALLERGAN’s representations, warranties and/or obligations under this Agreement; and

  8.1.5    the promotion, sale, distribution, importation and/or use of Product for the Cosmetic Indication in the Territory after the end of the Reacquisition Transition Period;

provided, however, with respect to Sections 8.1.3, 8.1.4, and 8.1.5, except to the extent that any such Liabilities are the responsibility of GSK under Section 8.2.

8.2      Section 8.2 is hereby amended and replaced in its entirety as follows:

  8.2    Indemnification by GSK. GSK will indemnify, defend, and hold harmless ALLERGAN and its directors, officers, employees, agents, and consultants (each and collectively an “ALLERGAN Indemnitee”) from and against any and all Liabilities resulting from or arising out of a claim, suit, or proceeding brought by a Third Party against an ALLERGAN Indemnitee arising out of or related to:

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

     8.2.1    the research, development, promotion, sale, distribution, importation and/or use of Product in the Field of Use in the Territory after the Effective Date and for the Cosmetic Indication in the Territory after the Effective Date through the effective date of the Services Agreement;

     8.2.2    any violation of Applicable Law by any GSK Indemnitee in performing GSK’s obligations under this Agreement;

     8.2.3    any material breach by any GSK Indemnitee of GSK’s representations, warranties and/or obligations under this Agreement; and

     8.2.4    the promotion, sale, distribution, importation and/or use of *** Cosmetic Inventory in the Territory to the extent caused by GSK or its Affiliate or importer / distributor;

provided, however, with respect to Sections 8.2.1, 8.2.2, 8.2.3, and 8.2.4, except to the extent such Liabilities are the responsibility of ALLERGAN under Section 8.1.

10.        Amendment of Article 11 (GENERAL PROVISIONS).    The Parties hereby agree that Article 11 shall be amended as follows:

10.1      Section 11.4 is hereby amended and replaced in its entirety as follows:

    11.4    Dispute Resolution. Except with regard to (a) any matters or disputes between the Parties that are to be resolved by the TJDC or TJCC as set forth in this Agreement (which shall be resolved in the manner described in Article 5 for the TJDC or TJCC, respectively) or (b) any dispute regarding whether any new Indication is a Cosmetic Indication or a Therapeutic Indication (which shall be resolved in the manner described in Section 5.2.7), if a dispute or controversy regarding any other matter under this Agreement, arises between the Parties which they are unable to resolve (a “Dispute”), each of the Parties will (subject to any cure period as set forth in this Agreement), be entitled to submit to the other Party written notice of such Dispute, with such notice setting forth in reasonable detail the nature of the Dispute (the “Dispute Notice”). For a period of thirty (30) calendar days after the date of the receiving Party’s receipt of the Dispute Notice, the Parties will seek to resolve such Dispute by good faith negotiation between the President Pharmaceuticals, Emerging Markets, GSK, or his/her designee, for GSK, and the President, Asia Pacific, of Allergan, Inc., or his/her designee, for ALLERGAN. If at the end of such thirty (30) calendar day period the Dispute remains unresolved, the Parties may seek relief for such Dispute using any appropriate administrative or judicial mechanism which may be available, subject to Section 11.1. The provisions of this Section 11.4 will not restrict in any way the Parties’ rights to seek preliminary injunctive or other equitable relief from any court having jurisdiction.

11.        Exhibits.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

11.1      Exhibits A (ALLERGAN Patent Rights Not Subject to the Option), A-1 (ALLERGAN Patent Rights Subject to the Option), B (ALLERGAN Product Trademarks), G (Pharmacovigilance Agreement) and H (Product Integrity Plan) are hereby deleted and replaced in their entirety by the Exhibits bearing the same names attached to this Amendment #1.

11.2      A new Exhibit J (Services Agreement Principles) attached to this Amendment #1 is hereby added to the Agreement.

12.        Other Provisions.

12.1      All provisions of the Agreement not expressly modified by this Amendment #1 shall remain in full force and effect, except that each reference to the “Agreement” or words of like import in the Agreement will mean and be a reference to the Agreement as amended by this Amendment #1. This Amendment #1 shall be construed, and the respective rights of the Parties determined, according to the substantive law of the State of New York notwithstanding the provisions governing conflict of laws under such New York law to the contrary. This Amendment #1 may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document. This Amendment #1 may be executed by facsimile signatures, which signatures shall have the same force and effect as original signatures.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

IN WITNESS WHEREOF, ALLERGAN and GSK have executed this AMENDMENT #1 TO BOTOX® — CHINA LICENSE AGREEMENT by their respective duly authorized representatives as of the date First Amendment Date.

ALLERGAN, INC. By:		ALLERGAN SALES, LLC By:

/s/ JEFFREY L. EDWARDS		/s/ JEFFREY L. EDWARDS

Name:	Jeffrey L. Edwards	Name:	Jeffrey L. Edwards

Title:	Executive Vice President, Finance and Business Development, Chief Financial Officer	Title:	Vice President and Chief Financial Officer

ALLERGAN PHARMACEUTICALS HOLDINGS (IRELAND) LTD. By:		ALLERGAN BOTOX LIMITED By:

/s/ TERILEA J. WIELENGA		/s/ TERILEA J. WIELENGA

Name:	Terilea J. Wielenga	Name:	Terilea J. Wielenga

Title:	Director	Title:	Director

ALLERGAN PHARMACEUTICALS IRELAND By:		GLAXO GROUP LIMITED By:

/s/ DAVID D. J. ENDICOTT		/s/ PAUL WILLIAMSON

Name:	David D. J. Endicott	Name:	Paul Williamson

Title:	Director	Title: Corporate Director

Exhibit A

ALLERGAN Patent Rights Not Subject to the Option

***

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit A-1

ALLERGAN Patent Rights Subject to the Option

***

Exhibit B

ALLERGAN Product Trademarks –China

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Status

***	***	***	***	***	***	***	***	***

Exhibit G

Pharmacovigilance Agreement Principles

Both Parties agree that promptly after the First Amendment Date, the Parties or their respective Affiliates in the Territory will at each Party’s sole cost and expense participate in good faith negotiations for a Pharmacovigilance Agreement which will set forth, among other things, the rights and responsibilities of ALLERGAN and GSK with respect to pharmacovigilance obligations (the “Pharmacovigilance Agreement”). The Parties will use their Best Efforts to reach agreement on Pharmacovigilance Agreement in good faith and to both Parties’ satisfaction not later than sixty (60) calendar days after the First Amendment Date and will include, among other things, the principles set forth below.

•	ALLERGAN will hold the global safety database for the Product.

•

ALLERGAN will be responsible for providing all relevant pharmacovigilance support for the Product to GSK’s Affiliate in the Territory, including, without limitation, providing any non-domestic expedited or periodic reports necessary for local regulatory submission, signal detection and issue management.

•

GSK’s Affiliate in the Territory will be responsible for collecting adverse event reports in the Territory with respect to the Field of Use and forwarding copies of such reports to ALLERGAN. GSK’s Affiliate in the Territory will also be responsible for submitting relevant reports to the appropriate Regulatory Authority with respect to the Field of Use.

•

ALLERGAN will be responsible for collecting adverse event reports in the Territory with respect to the Cosmetic Indications and forwarding copies of such reports to GSK. GSK Affiliate in the Territory will be responsible for submitting relevant reports to the appropriate Regulatory Authority with respect to the Cosmetic Indications. If GSK’s cost for handling pharmacovigilance due to Cosmetic Indications sales increase significantly, GSK and ALLERGAN shall discuss and review such pharmacovigilance arrangements respect to Cosmetic Indications in good faith.

•

GSK and ALLERGAN will not be obligated to maintain a central safety and pharmacovigilance department to provide support for, or involvement in, pharmacovigilance activities conducted pursuant to this Agreement or the Pharmacovigilance Agreement.

Exhibit H

Product Integrity Plan

Product Integrity Plan Objective:

Protect the safety of patients and maintain the loyalty of physician customers by assuring that patients seeking treatment with Product continue to get Product, appropriately handled for safe and effective treatment.

Requirements for Successful Implementation:

—	Each Party will designate a Person in the Territory as Product Integrity Manager in accordance with Section 5.9.

—	All personnel promoting Product in the Territory are trained to recognize current approved packaging of Product in the Territory.

—	Personnel promoting Product are trained to promptly report suspected counterfeit or imported product to the Product Integrity Manager.

—	Examples (or photos) of counterfeit product packaging obtained by personnel of a Party should be sent to the Product Integrity Manager for such Party.

—

The Party’s Product Integrity Manager will file complaint the TJCC chairman and such Party’s local team, in accordance with internal procedures, with evidence of suspected counterfeit or imported product.

—

If the Product is for a Current Indication or Future Indication, GSK will use Commercially Reasonable Efforts to send “cease and desist” warning letter to the suspected importer within *** after completing an internal investigation regarding the suspected importer.

—	If the illegal activity is not discontinued within *** after the date of the cease and desist warning letter, GSK may report the importer to the appropriate Regulatory Authority.

—	ALLERGAN will determine origin of counterfeit product and request assistance from ALLERGAN’S Region President to shut down supply of such counterfeit product.

—	ALLERGAN will respond to GSK’s Product Integrity Manager within 30 days of result of regional efforts to limit supply of such counterfeit product.

Exhibit J

Services Agreement Principles

Leadership

1.	Each Party will appoint a service team leader for the Territory to coordinate the services to be provided by GSK to ALLERGAN.

Supply Chain Management

1.	Generally. The Parties will cooperate on supply chain management in the Territory, including ongoing in-country logistics management support.

2.	Import. The Parties will establish procedures relating to the importation of Product into the Territory. Each Party will keep the other Party apprised of changes in law or procedures that affect the importation of Product into the Territory to the extent such Party becomes aware of such changes.

3.	Forecasting. Each Party shall separately forecast sales for its respective Indications. Forecasts shall be provided to the Manufacturer on a *** basis, or such other basis as the Manufacturer may reasonably request.

4.	Order Processing. GSK will sell Product to *** for both Therapeutic Indications and Cosmetic Indications. After the Reacquisition Transition Period and until modified in accordance with Section 5.13 of the Agreement, ALLERGAN will sell Product for the Cosmetic Indication in the Territory to GSK and GSK will sell all of such Product to the importer / distributor for distribution in the Territory.

5.	Sales Split (Monthly Review). GSK and ALLERGAN will agree to a methodology to split sales in the Territory and reconcile the virtual inventory based on actual sales ***. The Parties will regularly review actual *** sales and split them between Cosmetic Indications and Therapeutic Indications and adjust where necessary. The Parties will need to agree on criteria for adjustment.

6.	Inventory Management. The Parties will need to develop a methodology for allocating inventory for drug inspection or other purposes that could not be clearly identified as GSK or ALLERGAN usage and which Party will bear the write-off cost including Product cost and handling cost assuming that the inventory is not physically separated and Product sold by GSK and ALLERGAN share the same batch numbers.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

7.	Inventory Reconciliation. At the end of each month, a reconciliation of the inventories will be done based on sales made ***. For this purpose, all sales *** will be considered as sales for the Cosmetic Indications, sales *** will be considered as sales for the Cosmetic Indications, the sales *** will be initially regarded as sales for Therapeutic Indications; however, the Parties agree to develop a mutually agreeable approach to allocating sales made *** between Cosmetic and Therapeutic Indications prior to the execution of the Services Agreement. The Parties agree that the approach to identify and split sales between Therapeutic and Cosmetic Indications will be reviewed on a periodic basis and adjusted as necessary to more accurately reflect the actual allocation between the Cosmetic Indications and the Therapeutic Indications.

8.	Importer/Distributor/Sub-distributor Management. GSK will represent ALLERGAN’s interests in good faith when interacting with *** with respect to the Product for the Cosmetic Indications. ALLERGAN will be given rights to direct interaction between ALLERGAN’s commercial team and the sub-distributors for the Cosmetic Indication and to direct their activities accordingly. The Services Agreement will specify procedures to notify the other Party regarding any proposed changes to the terms and conditions of the contract with the importer / distributor and to reach agreement on such modifications. ALLERGAN or GSK can request *** or any other importer / distributor to add sub-distributors as necessary to ensure flow of Product ***. Any new sub-distributor must have the necessary licenses and must be registered with SFDA to distribute the Product.

9.	Product Expiry. Expired Product *** will be identified and allocated between Cosmetic and Therapeutic Indications based on ***. If expired Product is with sub-distributor or with the importer / distributor, then the Product will be identified based on a notional inventory reconciliation structure and a determination of whether the expiry related to stock invoiced by GSK or ALLERGAN to the importer / distributor. If neither of the above is possible, expired stock will be split between Cosmetic and Therapeutic Indications in the ratio of sales.

10.	Distributor/Importer Support. GSK shall support the importer / distributor to meet ALLERGAN’s storage, distribution and quality requirements, and local testing and release requirements according to SFDA regulation.

Financial Principles

1.

Sales Recognition. ALLERGAN shall invoice GSK for the Products for the Cosmetic Indications in the Territory at the price GSK charges to the importer / distributor, and GSK shall then invoice the importer / distributor for that Product at that same price. A monthly true-up / reconciliation of in–market sales and inventories will be performed jointly by ALLERGAN and GSK with the importer

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

/ distributor. The Products invoiced by ALLERGAN to GSK for Cosmetic Indications will be deemed to be Product for the Cosmetic Indications in the monthly inventory reconciliation.

2.	Adjustment from Sales. The Parties will need to agree on or approve any claims from distributors/sub-distributors that cannot be clearly identified as Cosmetic Indications or Therapeutic Indications. If *** uses the Product for both Therapeutic Indications and Cosmetic Indications, the claim will be ***. When new customers are added, both Parties will agree whether sales to the customer are for the Cosmetic or Therapeutic Indication or on the ratio to be used to allocate the sales to the Cosmetic or Therapeutic Indication. This will be done on a *** basis.

3.	Periodic Review. Representatives of GSK and ALLERGAN will meet periodically to discuss whether the split of sales methodology *** needs to be revised. The Parties will review sales data by Indication ***. The Parties may agree to ask *** to provide sales data split by Indication if necessary. Costs for this will be borne by the Parties ***.

Regulatory

1.	The Services Agreement will establish platforms for communication and processes in the following areas: post approval commitments, variation submissions, submissions for new indications, new pack sizes, line extension, adverse event reporting, review and approval of promotional materials, etc.

2.	ALLERGAN will be responsible for providing medical and scientific information, and review and approval of promotional materials, in support of commercial activities relating to Cosmetic Indications. GSK will be responsible for providing medical and scientific information, and review and approval of promotional materials, in support of commercial activities relating to Therapeutic Indications.

Promotion and Sale of Products for the Cosmetic Indications

1.	The Services Agreement will set forth the roles and responsibilities of ALLERGAN and GSK relating to the import, distribution and commercialization of the Product for the Cosmetic Indications in the Territory, and specify the cost that ALLERGAN will pay GSK for any services provided by GSK with respect to the Products for the Cosmetic Indication.

2.	When *** are identified as purchasing Product for both the Cosmetic Indications and the Therapeutic Indications through the periodic review of the sales split between Therapeutic and Cosmetic Indications, the Parties will consult with each other and mutually agree on the pricing strategy and bidding price for ***.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Additional Terms

1.	Both Parties agree to cooperate to amicably resolve any operational issues that may arise from time to time. If the parties cannot resolve such issues at a local level, they will be escalated to the President, Asia Pacific, Allergan, Inc., for ALLERGAN and President of Emerging Markets, GSK, for GSK for resolution.

2.	Both Parties agree to pursue a long-term solution after the registration of ***, when *** will be promoted and marketed *** and *** will be promoted and marketed *** (except for ***).

3.	GSK will, at GSK’s sole expense, provide ALLERGAN with development or regulatory documents or data identified as missing after the transfer of GSK Know-How was, in the opinion of GSK, complete; provided that such documents or data are in GSK’s possession or are in the possession of a GSK contractor or investigator and are retrievable upon exercise by GSK of Commercially Reasonable Efforts.

4.	The Services Agreement will be reviewed periodically and modified by the Parties as necessary as the nature of the services change over time.

5.	The Parties recognize that each Party may perform some or all of its obligations under the Services Agreement through Affiliates, provided, however, that each Party will remain responsible for the performance by its Affiliates and will cause its Affiliates to comply with the provisions of the Services Agreement in connection with such performance. ALLERGAN IRELAND will also be a party to the Services Agreement.

*** Certain confidential information contained in this document, marked with 3 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.